EXHIBIT A

Joint Filing Statement

We, the undersigned, hereby express our agreement that the attached Schedule 13D is filed on behalf of each of us.

Date: March 13, 2013

INTERWEST PARTNERS VIII, L.P.

By:	/s/ Karen A. Wilson
	Karen A. Wilson as Attorney-in-fact	By:	InterWest Management Partners VIII, L.L.C.
	for Harvey B. Cash	Its:	General Partner

		By:	/s/ W. Stephen Holmes
By:	/s/ Karen A. Wilson		W. Stephen Holmes
	Karen A. Wilson as Attorney-in-fact		Managing Director
for Christopher B. Ehrlich

INTERWEST INVESTORS VIII, L.P.

By:	/s/ Karen A. Wilson	By:	InterWest Management Partners VIII, L.L.C.
	Karen A. Wilson as Attorney-in-fact	Its:	General Partner
for Philip T. Gianos

		By:	/s/ W. Stephen Holmes
By:	/s/ W. Stephen Holmes		W. Stephen Holmes
	W. Stephen Holmes		Managing Director

INTERWEST INVESTORS Q VIII, L.P.
By:	/s/ Karen A. Wilson
	Karen A. Wilson as Attorney-in-fact	By:	InterWest Management Partners VIII, L.L.C.
	for Gilbert H. Kliman	Its:	General Partner

		By:	/s/ W. Stephen Holmes
By:	/s/ Karen A. Wilson		W. Stephen Holmes
	Karen A. Wilson as Attorney-in-fact		Managing Director
for Arnold L. Oronsky

INTERWEST MANAGEMENT PARTNERS VIII, L.L.C.
By:	/s/ Karen A. Wilson
Karen A. Wilson as Attorney-in-fact
	for Thomas L. Rosch	By:	/s/ W. Stephen Holmes
W. Stephen Holmes
Managing Director
By:	/s/ Karen A. Wilson
Karen A. Wilson as Attorney-in-fact
	for Nina S. Kjellson	INTERWEST PARTNERS X, L.P.

		By:	InterWest Management Partners X, L.L.C.
By:	/s/ Karen A. Wilson	Its:	General Partner
Karen A. Wilson as Attorney-in-fact
	for Douglas A. Pepper	By:	/s/ W. Stephen Holmes
W. Stephen Holmes
Managing Director
By:	/s/ Karen A. Wilson
Karen A. Wilson as Attorney-in-fact
for Bruce Cleveland

A-1.

INTERWEST MANAGEMENT PARTNERS X, L.L.C.
By:	/s/ Karen A. Wilson
	Karen A. Wilson as Attorney-in-fact	By:	/s/ W. Stephen Holmes
	for Khaled A. Nasr		W. Stephen Holmes
Managing Director
By:	/s/ Karen A. Wilson
Karen A. Wilson as Attorney-in-fact
for Keval Desai

By:	/s/ Karen A. Wilson
Karen A. Wilson as Attorney-in-fact
for Douglas C. Fisher

Attention: Intentional misstatements or omissions of fact constitute Federal criminal violations (See 18 U.S.C. 1001)

A-2.